UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549


                          SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECION 14(a) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



   Filed by the Registrant [X]

   Filed by a Party other than the Registrant [ ]

   Check the appropriate box;

   [ ]  Preliminary proxy Statement
   [ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(21))
   [X]  Definitive Proxy Statement
   [ ]  Definitive Additional Materials
   [ ]  Soliciting Material Pursuant to 140.14a-11(c) or 140.14a-12

                                LINCOLN LOGS LTD.
                                ________________
                      (Name of Registrant as Specified In Its Charter)


               _____________________________________________________
     (Name of Persons(s) Filing proxy Statement, if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box) ;

   {X}  No fee required

   { }  Fee computed on table below per Exchange Act Rules 140-6(i)(4) and 0-11

        (1) Title of each class of securities to which transaction applies:

            _______________________________________________________________

        (2) Aggregate number of securities to which transaction applies:

            _______________________________________________________________

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            _______________________________________________________________

        (4) Proposed maximum aggregate value of transaction:

            _______________________________________________________________

        (5) Total fee paid:
            _______________________________________________________________

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)  Amount previously paid:

             _______________________________________________________________

        (2)  Form, Schedule or Registration No.:

             _______________________________________________________________

        (3)  Filing party:

             ______________________________________________________________

        (4)  Date Filed:

             ______________________________________________________________

                        LINCOLN LOGS LTD.
                         5 Riverside Drive
                   Chestertown, New York  12817
                      _____________________

                   NOTICE OF THE ANNUAL MEETING
                         OF SHAREHOLDERS

                         June 26, 2002


     Notice is hereby given that the Annual Meeting of Shareholders of Lincoln Logs Ltd., a New York corporation (the "Company"), will be held at the Marriott Hotel, 189 Wolf Road, Albany, New York, on Tuesday, July 23, 2002, at 10:30 a.m., local time, for the following purposes:

     1. To elect a Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualify;

     2. To approve the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for the fiscal year ending January 31, 2003;

     3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The stock transfer books of the Company will not be closed, but only shareholders of record at the close of business on June 24, 2002, will be entitled to notice of and to vote at the Meeting.

                                   By Order of the Board of Directors



                                   William J. Thyne
                                   Secretary


June 26, 2002

     You are cordially invited to attend the Meeting and vote your shares. In the event you cannot attend, please fill in, date and sign the enclosed proxy and mail it promptly in the enclosed self-addressed envelope to ensure that your shares are represented at the Meeting. A shareholder who executes and returns a proxy in the accompanying form has the power to revoke such proxy at any time prior to the exercise thereof.

                        LINCOLN LOGS LTD.
                       5 Riverside Drive
                   Chestertown, New York 12817

                       ___________________

                         PROXY STATEMENT

                       ___________________

     The accompanying proxy is solicited by the Board of Directors of Lincoln Logs Ltd., a New York corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on July 23, 2002, or any adjournment or adjournments thereof, for the purposes set forth in the attached Notice of Meeting. It is expected that proxy solicitation materials will be first mailed or given to shareholders on or about June 28, 2002. The Company will pay the expense of soliciting proxies.

     Proxies in the accompanying form properly executed and received prior to the Meeting and not revoked, will be voted in the manner directed by the shareholders executing such proxies. Shares represented by the enclosed proxy will be voted in accordance with the indicated direction, or, if not directed, in accordance with the best judgment of the persons named in the enclosed proxy. A shareholder who executes and returns a proxy in the accompanying form has the power to revoke such proxy at any time prior to the exercise thereof either by (i)notice in writing received by the Secretary of the Company, (ii) signing and delivering a new proxy card bearing a later date, or (iii) attendance at the Meeting and voting in person.

     The Board of Directors does not intend to present at the Meeting any matters other than those set forth in this Proxy Statement, nor does the Board of Directors know of any other matters which may come before the Meeting. If any other matters should properly come before the Meeting, however, it is the intention of the persons named in the enclosed proxy to vote all proxies in accordance with their best judgment on such matters.

     Only shareholders of record at the close of business on June 24, 2002, will be entitled to vote at the Meeting. On June 21, 2002, there were outstanding 7,255,059 shares of the Company's Common Stock, which is the only outstanding class of voting securities of the Company.

     Each share of the Company's Common Stock outstanding on June 24, 2002, will be entitled to one vote on all matters. In accordance with the Company's By-Laws and applicable state law, the election of directors will be determined by a plurality of the votes cast by the holders of shares of Common Stock present and entitled to the vote thereon, in person or by proxy, at the Meeting. Shares present which are properly withheld as to voting with respect to any one or more nominees, and shares present with respect to which a broker indicates that it does not have authority to vote ("broker non-vote") will not be counted. Cumulative voting in connection with the election of directors is not permitted. In accordance with the Company's By-Laws and applicable state law, the affirmative vote of shares representing a majority of the votes cast by the holders of the shares present and entitled to vote is required to approve the other matters to be voted on at the Meeting. Shares which are voted to abstain and broker non-votes, are not counted as votes cast on any matter to which they relate.

     The By-Laws of the Company provide that the majority of the shares of the Common Stock of the Company issued and outstanding and entitled to vote, present in person or by proxy, shall constitute a quorum at the Meeting. Shares, which are voted to abstain, are considered as present at the Meeting for the purposes of determining a quorum. Broker non-votes are considered as not present at the Meeting for the purposes of determining a quorum.


                         PROPOSAL NO. 1
                      ELECTION OF DIRECTORS

     The Company's directors are to be elected at each Annual Meeting of Shareholders. At this Meeting, eight directors are to be elected to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualify. The nominees for election as directors at this Meeting set forth in the table below are all recommended by the Board of Directors of the Company.

     Three meetings of the Board of Directors were held during the fiscal year ended January 31, 2002. All but one director, Mr. Reginald W. Ray, Jr., attended all meetings. Mr. Ray attended two of the three meetings held during the fiscal year and, therefore, did not attend seventy-five percent of the total meetings held.


Nominees for Election

     Shares represented by the enclosed proxy, unless otherwise directed, will be voted to elect the eight nominees listed below to serve until the 2003 Annual Meeting of Shareholders and until their successors are duly elected and qualify. Each of the nominees has consented to being named a nominee in this Proxy Statement. In the event any nominee should become unable or unwilling to accept a nomination or election, the persons named in the enclosed proxy will vote for the election of a nominee designated by the remaining nominees.

                                    Year first     Position with the Company
                                    elected a       (other than as a
Name of Director           Age      Director           director)
________________           ____     __________     _________________________

Richard C. Farr            73       1982           Retired Chairman & CEO,
                                                     Senior Advisor
Samuel J. Padula           78       1985           Special Administrative
                                                     Assistant to the
                                                     President
Steven Patlin              61       2000           Special Administrative
                                                     Assistant to the
                                                     President
Reginald W. Ray, Jr.       72       1982           Special Administrative
                                                     Assistant to the
                                                     President
John D. Shepherd           56       1982           Chairman of the Board,
                                                     President and Chief
                                                     Executive Officer
William J. Thyne           52       1999           Executive Vice President,
                                                     Chief Financial Officer,
                                                     Treasurer, Secretary
Leslie M. Apple            52       2000           Special Administrative
                                                     Assistant to the
                                                     President
Jeffry J. LaPell		   42		2001		   Vice President,
									Chief Operating Officer

Business Experience
___________________

    Richard Farr was, until his resignation from those offices on July 8, 1997, Chairman of the Board of the Company since January 1990 and President and Treasurer of the Company since December 1991. Mr. Farr was the Company's Chief Executive Officer from December 1991 to May 1997, at which time he became a Member of the Office of Chief Executive, which position he resigned on July 8, 1997. Mr. Farr has also been Chairman and Chief Executive Officer of Farr Investment Company, a private investment firm in West Hartford, Connecticut, for more than the past five years.
Mr. Farr is a Director of H. L. Bouton Co., Inc. and several privately owned companies. From January 1987 to December 1991, Mr. Farr was a Special Administrative Assistant to the President, a position he has resumed since his resignation in July 1997.


   Samuel J. Padula has been President and Chief Executive Officer of Padula Construction Corp., a real estate development and construction firm in Oceanport, New Jersey, for more than the past five years. Since January 1987, Mr. Padula has been a Special Administrative Assistant to the President. Mr. Padula was, until his resignation from that office in December 1997, a member of the Company's Office of the Chief Executive since May 1997.

   Steven Patlin has been, and continues to be, an independent dealer of Lincoln Logs Ltd. since June 1985. Mr. Patlin served as an independent consultant to the Company on sales and marketing matters from January 1998 through February 1999. From March 1999 through February 2000 Mr. Patlin served as Vice President of Sales for Lincoln Logs Ltd. at which time he resigned that position. Mr. Patlin has been Vice President and Treasurer of Patlin Enterprises Inc. a distributor of home maintenance products and home building kits, for more than the past five years.

   Reginald W. Ray, Jr. has been President of The Hunter Corporation, a holding company, in Sherborn, Massachusetts, for more than the past five years. Since January 1987, Mr. Ray has been a Special Administrative Assistant to the President.

   John D. Shepherd has been Chairman of the Board, President and Chief Executive Officer of the Company since December 1997. From December 1997 through January 2001 Mr. Shepherd was also Treasurer of the Company. Mr. Shepherd has been President of Sweetbrier Ltd., an equestrian facility, since June 1992 and a private investor since May 1991. Mr. Shepherd was Co-Chairman and Treasurer of Aquatherm Products Corporation, a manufacturer and distributor of health care products for home and institutional use, in Rahway, New Jersey, from January 1986 to May 1991. From January 1987 until December 1997, Mr. Shepherd has been a Special Administrative Assistant to the President, and from May 1997 until December 1997 Mr. Shepherd was a member of the Company's Office of the Chief Executive.

    William J. Thyne, CPA, has been Chief Financial Officer and Secretary since January 1998. Mr. Thyne was elected to the additional positions of Executive Vice President in September 1999 and Treasurer in February 2001. Prior to joining the Company Mr. Thyne was Chief Financial Officer of John B. Garret, Inc., a distributor of medical supplies and equipment and a provider of Medicare Part B services in Guilderland, New York from August 1996 to January 1998. Prior to that position, Mr. Thyne was Vice President, Finance and
Chief Financial Officer of Reliable Racing Supply, Inc., a wholesale and retail distributor of specialized ski equipment and mail order catalog retailer of ski equipment and apparel in Glens Falls, New York from July 1995 to August 1996.

    Leslie M. Apple has been a Partner and practicing attorney with the Albany, New York, law firm of Whiteman Osterman & Hanna for more than the past five years. From 1982 through December 1997 Mr. Apple was a Director of the Company. From January 1987 through December 1997 Mr. Apple had been a Special Administrative Assistant to the President, and from May 1997 until December
1997 Mr. Apple was a member of the Company's Office of the Chief Executive.
Mr. Apple resigned from all positions with the Company in December 1997 and had no affiliation with the Company from that date until he was appointed to a vacant seat on the Board of Directors on November 30, 2000. Mr. Apple was elected a Director of the Company by shareholders on February 8, 2001.

Jeffry J. LaPell had been Vice President - Sales since re-joining the Company in December 1999, which position he held until February 4, 2002. In August 2001, Mr. LaPell was elected to the additional position of Chief Operating Officer. Prior to re-joining the Company Mr. LaPell was Director of Sales for Asperline Log Homes, Inc., a wholly owned subsidiary of Imagineering Services, Inc., in Lock Haven, Pennsylvania from December 1998 to December 1999. Prior to that position, and for more than five years, Mr. LaPell was employed by Lincoln Logs Ltd. in various sales positions, the most recent of which was National Sales Manager. Mr. LaPell was appointed to a vacant seat on the Board of Directors on August 22, 2001.

     No nominee for director holds any directorship in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act.
No nominee for director holds any directorship in a company registered as an investment company under the Investment Company Act of 1940 other than Mr. Farr who is a Trustee of the Scottish Widows International Fund.

     The Board of Directors has established an Audit Committee, a Compensation Committee and a Strategy Committee. During the fiscal year ended January 31, 2002, the Audit Committee, whose function is to oversee the Company's financial reporting systems, consisted of Messrs. Apple, Padula and Ray. During the fiscal year ended January 31, 2002, the Compensation Committee, whose function is to review and make recommendations to the Board on executive compensation, consisted of Messrs. Ray, Padula and Farr. During the fiscal year ended January 31, 2002, the Strategy Committee, whose function is to make recommendations to the Board on the future business direction of the Company, consisted of Messrs. Farr, Apple and Patlin. The Company does not have a standing nominating committee or any committee performing a similar function. During the fiscal year ended January 31, 2002, there were four meetings of the Audit Committee, two meetings of the Strategy Committee and one meeting of the Compensation Committee.

     The Board of Directors has approved and adopted a formal written Audit Committee Charter. This Charter was adopted in accordance with listing standards promulgated by the National Association of Security Dealers ("NASD"). The Charter was included in the Company's proxy Statement dated January 22, 2001 for the annual meeting of shareholders for the year ended January 31, 2000 as Appendix A. Due to the fact that all of the Company's directors are employees of the Company, all members of the Audit Committee are not independent as defined under Rule 4200(a)(14) of the NASD listing standards.


REPORT OF THE AUDIT COMMITTEE ON LINCOLN LOGS LTD.
__________________________________________________

April 26, 2002

To the Board of Directors of Lincoln Logs Ltd:

     I have reviewed and discussed with management the Company's audited consolidated financial statements as of and for the fiscal year ended January 31, 2002.

     I have discussed with the independent accountants the matters required to be discussed by Statements on Auditing Standards No. 61, Communications with Audit Committees, as amended, of the Auditing Standards Board of the American Institute of Certified Public Accountants.

     I have received and reviewed the written disclosures and the letter from the independent accountants required by Independence Standard No.1, Independence Discussions with Audit Committees, as amended, of the Independence Standards Board, and have discussed with the accountants the accountants' independence.

     Based on the reviews and discussions referred to above, I recommend to the Board of Directors that the consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended January 31, 2002.

                                              By:  /s/ Leslie M. Apple
                                                   _____________________
                                                    Leslie M. Apple
                                                    Chairman, Audit Committee

								    Audit Committee Members:
									Leslie M. Apple
									Samuel J. Padula
									Reginald W. Ray, Jr.


THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 1 TO BE IN THE BEST
INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS
A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED ABOVE.

                                 EXECUTIVE OFFICERS

   The executive officers of the Company, each of whom was elected by the Board of Directors of the Company to serve in the capacities set forth below opposite their names, and, except as otherwise noted, are currently serving a one-year term to expire on the date of the 2002 Annual Meeting of Shareholders, are as follows:

Name               Age   Office(s)
_____              ___   __________
John D. Shepherd    56   President and Chief Executive Officer

Jeffry J. LaPell    42   Vice President and Chief Operating Officer



William J. Thyne    52   Executive Vice President:Chief Financial Officer;
                         Treasurer, and Secretary

David J. Patton     54   Vice President-Operations

Eric R. Johnson	  38	 Vice President-Sales

    John D. Shepherd has been Chairman of the Board, President and Chief Executive Officer since December 1997. Mr. Shepherd also served as the Company's Treasurer from December 1997 until February 2001. Mr. Shepherd has been President of Sweetbrier Ltd., an equestrian facility, for more than the past five years. Since January 1987 until his election to his present offices with the Company, Mr. Shepherd has been a Special Administrative Assistant to the President, and from May 1997 until December 1997, a member of the Company's Office of the Chief Executive.

     Jeffry J. LaPell had been Vice President-Sales since re-joining the Company in December 1999 until February 4, 2002. Mr. LaPell was elected to the additional position Chief Operating Officer in August 2001. Prior to re-joining the Company, Mr. LaPell was Director of Sales for Asperline Log Homes, Inc., a wholly owned subsidiary of Imagineering Services, Inc., in Lock Haven, Pennsylvania from December 1998 to December 1999. Prior to that position, and for more than five years, Mr. LaPell was employed by Lincoln Logs Ltd, in various sales positions, the most recent prior to his departure being National Sales Manager.

    William J. Thyne, CPA, has been Chief Financial Officer and Secretary since January 1998. Mr. Thyne was also elected to the additional positions of Executive Vice President in September 1999 and Treasurer in February 2001. Prior to joining the Company Mr. Thyne was Chief Financial Officer of John B. Garret, Inc., a distributor of medical supplies and equipment and a provider of Medicare Part B services in Guilderland, New York from August 1996 to January 1998. Prior to that position, Mr. Thyne was Vice President, Finance and Chief Financial Officer of Reliable Racing Supply, Inc., a wholesale and retail distributor of specialized ski equipment and mail order catalog retailer of ski equipment and apparel in Glens Falls, New York from July 1995 to August 1996.

     David J. Patton has been Vice President-Operations since December 1999. Prior to becoming Vice President-Operations, Mr. Patton was Product Manager, a position he held since joining the Company in April 1996. Prior to joining the Company, Mr. Patton was a self-employed general contractor specializing in the construction of log homes.

     Eric R. Johnson joined the Company on February 4, 2002 as Vice President - Sales. Prior to joining the Company, Mr. Johnson was Show and Seminar Manager for Home Buyer Publications, Inc., publishers of Log Home Living and Timber Frame Homes magazines, in Chantilly, Virginia from June 1998 to January 2002. Prior to that position, Mr. Johnson was Regional Manager for Nationwide Homes, Inc., a manufacturer of modular homes in Martinsville, Virginia, from May 1997 to May 1998. Prior to that Mr. Johnson was the Regional Training Manager for Lindal Cedar Homes, Inc. based in Fairfax, Virginia from September 1993 to April 1997. From July 1989 to August 1993, Mr. Johnson held the position of General Manager for Alpine Cedar Homes, and independent distributor for Lindal Cedar Homes, Inc. in South Glens Falls, New York.


                       COMPLIANCE WITH SECTION 16(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors and persons who beneficially own more than ten percent (10%) of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten percent (10%) beneficial owners are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

     The Company believes that its executive officers and directors complied with all applicable Section 16(a) filing requirements during and with respect to the fiscal year ended January 31, 2002.


                          EXECUTIVE COMPENSATION

   The following table sets forth all annual and long-term compensation paid by the Company to the Chief Executive Officer of the Company and to all executive officers of the Company who received total annual salary and bonus in excess of $100,000 for services rendered in all capacities to the Company and its subsidiaries during the fiscal years ended January 31, 2002, January 31, 2001 and January 31, 2000.

                            SUMMARY COMPENSATION TABLE

               LONG-TERM COMPENSATION - ANNUAL COMPENSATION AWARDS
                                           Long-term Compensation
             Annual Compensation                  Awards
             ____________________           _______________________

   (a)            (b)      (c)       (d)          (e)          (f)          (g)         (h)           (i)

                                                 Other       Restricted                            All Other
Name and                                         Annual        Stock       Options/     LTIP        Compen-
Principal         Year   Salary     Bonus     Compensation    Award(s)      SAR's      Payouts      Sation
Position                   ($)       ($)          ($)           ($)          (#)         ($)          ($)
---------------------------------------------------------------------------------------------------------------
John D. Shepherd, 2002 91,327.00      0.00     6,000.00 (5)       0.00          0        0.00     22,155.00 (2)
Chief Executive   2001 78,000.00      0.00     5,000.00 (5)       0.00          0        0.00      9,877.00 (3)
Officer (1)       2000 78,000.00      0.00     5,000.00 (5)       0.00          0        0.00      7,501.00 (4)
Jeffry J. LaPell,	2002 84,841.00 22,805.00     1,667.00 (5)		0.00		  0	     0.00      3,541.00 (7)
Chief Operating	2001 77,500.00  7,500.00         0.00		0.00		  0	     0.00      3,133.00 (8)
Officer (6)		2000 10,432.69	  0.00	   0.00	      0.00	        0	     0.00	       0.00
William J. Thyne,	2002 84.841.00	  0.00     6,000.00 (5)		0.00		  0	     0.00	   9,812.00 (10)
Chief Financial	2001 77,500.00  9,000.00     5,000.00 (5)		0.00		  0	     0.00	   6,405.00 (11)
Officer (9)		2000 72,500.00	  0.00     1,250.00 (5)		0.00		  0	     0.00	   4,478.00 (12)


(1) Mr. Shepherd was elected Chief Executive Officer in December 1997. From May 1997 until December 1997, Mr. Shepherd was a member of the Office of Chief Executive. Prior to May 1997, and since June 1982, Mr. Shepherd has been a director of the Company.
(2) This amount consists of $4,250 paid for directors' meeting fees, $2,867 of matching funds contributed to the Company's 401(k) Plan, $352 paid for term life insurance, $13,836 for interest paid on amounts advanced to the Company and $850 paid for interest on Series B Convertible Subordinated Debentures.
(3) This amount consists of $1,250 paid for directors' meeting fees, $2,340 of matching funds contributed to the Company's 401(k) Plan, $271 paid for term life insurance, and $6,016 paid for interest paid on amounts advanced to the Company.
(4)  This amount consists of $3,750 paid for directors' meetings fees, $3,480 of matching funds contributed to the Company's 401(k) Plan and $271 paid for term life insurance.
(5) These amounts represent an annual salary paid to the directors of the Company. For fiscal year 2001 and 2000 the annual salary was $5,000.
     During the fiscal year 2002 the annual salary was increased to $8,000.
     The amounts shown for fiscal year 2002 represent pro-rata amounts paid.
     Mr. LaPell was appointed to a vacant seat on the Board of Directors in August 2001. Mr. Thyne was appointed to a vacant seat on the Board of Directors in November 2000.
(6)  Mr. LaPell was elected Vice President and Chief Operating Officer in
     August 2001, and appointed to a vacant seat on the Board of Directors in August 2001. From December 1999 until January 2002, Mr. LaPell was
     Vice President - Sales.
(7) This amount consists of $3,225 of matching funds contributed to the Company's 401(k) Plan, and $316 paid for term life insurance.
(8) This amount consists of $2,863 of matching funds contributed to the Company's 401(k) Plan, and $270 paid for term life insurance.
(9) Mr. Thyne was elected Chief Financial Officer and Secretary in January 1998, Executive Vice President in September 1999 and Treasurer in February 2001.
(10) This amount consists of $4,250 paid for directors' meeting fees, $2,837 of matching funds contributed to the Company's 401(k) Plan, $325 paid for term life insurance, and $2,400 paid for interest on Series B Convertible Subordinated Debentures.
(11) This amount consists of $1,250 paid for directors' meeting fees, $2,468 of matching funds contributed to the Company's 401(k) Plan, $287 paid for term life insurance, and $2,400 paid for interest on Series B Convertible Subordinated Debentures.
(12) This amount consists of $2,117 of matching funds contributed to the Company's 401(k) Plan, $261 paid for term life insurance, and $2,100 paid for interest on Series B Convertible Subordinated Debentures.

Employee Savings Plan
_____________________

    The Company maintains a defined contribution salary reduction plan (the "Plan") pursuant to Section 401(k) of the Internal Revenue Code of 1986 (as amended from time to time, the "Internal Revenue Code") for all employees who have completed one year of service with the Company. Thirty-nine of the Company's employees are currently eligible to participate in the Plan, twenty-eight of whom have elected to participate. Employees participating in the Plan may elect to defer compensation up to a maximum permitted by the Internal Revenue Code. The Company contributes on behalf of each participating employee a percentage, determined annually by the Company based upon the profits of the Company, of compensation (as defined by the Plan) to the Plan. Aggregate annual additions on behalf of any employee may not exceed the lesser of 25% or such employee's compensation for any given year or $7,000
(as adjusted for increases in the cost of living as prescribed by regulations by the Secretary of the Treasury, $10,500 for the 2001 calendar year). Contributions to the Plan made by the Company are 20% vested after a participating employee completes three years of service with the Company and continues to vest at the rate of an additional 20% over each of the following four years of employment.

    During the fiscal years ended January 31, 2002, 2001 and 2000, $22,494, $56,653, and $104,814, respectively, were paid to employees of the Company upon their separation from service to the Company pursuant to the Plan.


Stock Option Plan
_________________

    The Company has in effect a Stock Option Plan (the "Plan") which permits the granting of incentive stock options to key employees to purchase up to 235,000 shares of the Company's Common Stock in accordance with the requirements imposed by the Internal Revenue Code. The Plan permits the Board of Directors of the Company, or a committee of the Board of Directors consisting of at least three directors, to grant incentive stock options to key employees of the Company. All of the Company's Directors, as key employees of the Company, are eligible to receive incentive stock options as are all such officers, division managers, department heads, and any other management or supervisory employees or others who are designated as key employees. As required by the applicable provisions of the Internal Revenue Code, the exercise price of incentive stock options granted under the Plan must be equal to or greater than the fair market value of the shares which are subject to an option on the date the option is granted.

     All employees are considered "key employees" of the Company, and there are currently approximately fifty persons eligible to receive incentive stock options under the Plan. During fiscal year ended January 31, 2002, no incentive stock options to purchase shares of the Company's Common Stock were granted to any key employees, and no incentive stock options previously granted under the Plan have been exercised through the date hereof.

     In addition to granting options to key employees intended to qualify as incentive stock options under the Internal Revenue Code, the Plan also permits the Board of Directors (or the committee which administers the Plan) to grant stock options (the "Non-qualified Stock Options") which do not qualify as incentive stock options to key employees of the Company and directors who are not employees of the Company. Up to 250,000 options are currently designated by the Plan for issuance as non-qualified stock options. The Board, or the committee that administers the Plan, has the authority to decide to whom non-qualified stock options are granted, as well as the number of shares of the Company's Common Stock that may be purchased under each such option, and the other terms, conditions and restrictions (if any) of such options (which need not be the same for each non-qualified stock option granted).

     There are currently approximately fifty-three persons eligible to receive non-qualified stock options under the Plan. During the fiscal year ended January 31, 2002, there were no "non-qualified stock options" issued to any key employees or directors and no "non-qualified stock options" previously granted under the Plan have been exercised through the date hereof.

Compensation of Directors
_________________________

     Each director is compensated for his services in the amount of $8,000 per year, plus $1,500 for each meeting of the Board of Directors attended. Each member of the Audit, Compensation and Strategy Committees is compensated in the amount of $500 for each Committee meeting attended. Health insurance is available to the directors at the Company's expense.

Long-Term Incentive Plan Awards
_______________________________

     Other than its Stock Option Plan, the Company does not maintain any long-term incentive plan.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Description of certain transactions and agreements to which the Company and certain of the officers and directors of the Company are parties are set forth below.

    During the fiscal years ended January 31, 2002 and 2001, the following transactions with officers, directors and shareholders occurred:

	During fiscal 2001, the Company repaid Mr. Richard C. Farr $103,000 of advances he had made to the Company in prior years. The amount paid to Mr. Farr reduced the outstanding amount of advances to $97,000. Also during fiscal 2001, the Company made interest payments to Mr. Farr related to the aforementioned advances of $18,350.46. The advances bear interest at the annual rate of 12%.

	On December 8, 2000, Mr. John D. Shepherd advanced to the Company $83,349 for the purpose of placing a deposit for the purchase of a new milling machine. The advance is evidenced by a Note bearing interest at 12% and is due August 15, 2002. On March 14, 2001, the Company repaid Mr. Shepherd $33,349 of the total amount advanced to the company. Related to this Note, the Company has paid Mr. Shepherd interest payments in the amount of $2,926.

	On December 28, 2000, Mr. John D. Shepherd advanced to the Company $100,000 for the purpose of purchasing real property in Kingston, NY. The advance is evidenced by a Note bearing interest at 12% and is due August 15, 2003. Related to this Note, the Company has paid Mr. Shepherd interest payments in the amount of $3,090.

	During fiscal 2002, the Company repaid Mr. Richard C. Farr $97,000 of advances he had made to the Company in prior years. These payments reduced the amount of the advances made by Mr. Farr to zero. Also during fiscal 2002, the Company made interest payments to Mr. Farr related to the aforementioned advances totaling $7,151. The advances bore interest at the annual rate of 12%.

	In May 2001, Mr. John D. Shepherd purchased $10,000 of Series B Convertible Subordinated Debentures at face value from an unrelated shareholder of the Company.

	During fiscal 2002, the Company repaid Mr. John D. Shepherd $83,349, which amount was evidenced by a Note and was for the purpose of purchasing a new milling machine. The amount repaid reduced the amount advanced by Mr. Shepherd to purchase the milling machine to zero. Related to this Note, the Company made interest payments to Mr. Shepherd totaling $4,356. The Note bore interest at the annual rate of 12%.

	During fiscal 2002, the Company repaid Mr. John D. Shepherd $100,000, which amount was evidenced by a Note and was for the purpose of purchasing real property in Kingston, NY. The amount repaid reduced the amount advanced by Mr. Shepherd to purchase the real property to zero. Related to this Note, the Company made interest payments to Mr. Shepherd totaling $9,480. The Note bore interest at the annual rate of 12%.


                     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                               OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners
_______________________________________________

The following table identifies each person known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock and sets forth the number of shares of the Company's Common Stock beneficially owned by each such person and the percentage of the shares of the Company's outstanding Common Stock owned by each such person.

                          Number of Shares              Percent of Out-
                          of Common Stock               standing Common
                          of the Company                Stock of the Company
Name and Address          Beneficially Owned            Beneficially Owned
Of Beneficial Owner       as of June 21, 2002           as of June 21, 2002
___________________       _______________________       _____________________
Richard C. Farr               1,423,302 (1)                    14.94%
40 Colony Road
W. Hartford CT 06117

John D. Shepherd              6,253,961 (2)                    65.64%
1020 Sport Hill Road
Easton, CT 06612

  (1) Includes (i) 75,000 shares subject to options which are exercisable within 60 days and (ii) 312,500 shares subject to warrants which are exercisable within 60 days.

  (2) Includes (i) 50,000 shares of the Company's Series B Convertible Subordinated Debentures which are convertible within 60 days, (ii) 250,000 shares subject to the Company's Series B Convertible
       Subordinated Debentures owned by Mrs. Susan Shepherd, his wife, which are convertible within 60 days, as to which Mr. Shepherd disclaims
	 beneficial ownership, (iii) 125,000 shares subject to warrants owned by Mrs. Susan Shepherd which are exercisable within 60 days, as to which Mr. Shepherd disclaims beneficial ownership, (iv) 125,000 shares subject to the Company's Series B Convertible Subordinated Debentures owned by Mr. Herman R. Shepherd and Mrs. Carol R. Shepherd, his father and mother, which are convertible within 60 days, as to which Mr. Shepherd disclaims beneficial ownership, (v) 62,500 shares subject to warrants owned jointly by Mr. Herman R. Shepherd and Mrs. Carol
       R. Shepherd which are exercisable within 60 days, as to which Mr. Shepherd disclaims beneficial ownership, (vi) 7,000 shares owned by Mrs. Carol R. Shepherd, his mother, as to which Mr. Shepherd
	 disclaims beneficial ownership, (vii) 125,000 shares subject to the Company's Series B Convertible Subordinated Debentures owned by Mrs. Carol R. Shepherd, his mother, which are convertible within 60 days, as to which Mr. Shepherd disclaims beneficial ownership, (viii) 62,500 shares subject to warrants owned by Mrs. Carol R. Shepherd which are exercisable within 60 days, as to which Mr. Shepherd disclaims beneficial ownership, (ix) 50,000 shares subject to the Company's Series B Convertible Subordinated Debentures owned by Mr. Jason Tunick, his son, which are convertible within 60 days, as to which Mr. Shepherd disclaims beneficial ownership, (x) 25,000 shares subject to warrants owned by Mr. Jason Tunick which are exercisable within 60 days, as to which Mr. Shepherd disclaims beneficial ownership, and (xi) 312,500 shares subject to the Company's Series C Convertible Subordinated Debentures owned by Mr. Herman R. Shepherd and Mrs. Carol R. Shepherd, his father and mother, which are convertible within 60 days, as to which Mr. Shepherd disclaims beneficial ownership.

Security Ownership of Management
________________________________

    The following table sets forth the number of shares of the Company's Common Stock beneficially owned by each director of the Company and all directors and officers of the Company as a group and the percentage of the shares of the Company's outstanding Common Stock owned by each director of the Company and all directors and officers of the Company as a group. Except as otherwise noted, the named individual has sole voting power and sole investment power over the securities.

                        Number of Shares           Percent of Out-
                        of Common Stock            standing Common
                        of the Company             Stock of the Company
                        Beneficially Owned          Beneficially Owned
Name                    as of June 21, 2002        as of June 21, 2002
______________         ________________________    ________________________
Richard C. Farr           1,423,302 (4)                   14.94%
Samuel J. Padula            373,743 (1)(2)                 3.92%
Reginald W. Ray, Jr.        221,504 (1)(3)                 2.32%
John D. Shepherd          6,253,961 (5)                   65.64%
William J. Thyne            296,085 (6)                    3.11%
David Patton                 34,400 (7)                     .36%
Steven Patlin                85,100 (8)                     .89%
Jeffry LaPell                15,400                         .16%
Leslie M. Apple              75,000 (9)                     .79%
Eric R. Johnson			    0
All officers and
directors as a group
(10 persons)              8,778,495 (10)                  92.14%

  (1) Includes 30,000 shares subject to options which are exercisable within 60 days.

  (2) Includes (i) 2,100 shares owned jointly by Mr. Padula with his wife, Mrs. Eleanor Padula, with whom Mr. Padula shares voting and investment power, (ii) 263,603 shares held by Mrs. Padula as to which Mr. Padula disclaims beneficial ownership, and (iii)75,000 shares subject to warrants owned by Mrs. Padula which are exercisable within 60 days as to which Mr. Padula disclaims beneficial ownership.

  (3) includes 12,702 shares owned by Mr. Ray's wife as to which Mr. Ray disclaims beneficial ownership.

  (4) Includes (i) 75,000 shares subject to options which are exercisable within 60 days and (iii) 312,500 shares subject to warrants which are exercisable within 60 days.

  (5)  Includes (i) 50,000 shares subject to the Company's Series B
       Convertible Subordinated Debentures which are convertible within 60 days, (ii) 250,000 shares subject to the Company's Series B Convertible Subordinated Debentures owned by Mrs. Susan Shepherd, his wife, which are convertible within 60 days, as to which Mr. Shepherd disclaims beneficial ownership, (iii) 125,000 shares subject to warrants owned by Mrs. Susan Shepherd which are exercisable within 60 days, as to which Mr. Shepherd disclaims beneficial ownership, (iv) 125,000 shares subject to the Company's Series B Convertible Subordinated Debentures owned jointly by Mr. Herman R. Shepherd and Mrs. Carol R. Shepherd, his
	 father and mother, which are convertible within 60 days, as to which Mr. Shepherd disclaims beneficial ownership, (v) 62,500 shares subject to warrants owned jointly by Mr. Herman R. Shepherd and Mrs. Carol R. Shepherd which are exercisable within 60 days, as to which Mr. Shepherd disclaims beneficial ownership, (vi) 7,000 shares owned by Mrs. Carol R. Shepherd, his mother, as to which Mr. Shepherd disclaims beneficial ownership; (vii) 125,000 shares subject to the Company's Series B Convertible Subordinated Debentures owned by Mrs. Carol R. Shepherd, his mother, which are convertible within 60 days, as to which Mr. Shepherd disclaims beneficial ownership, (viii) 62,500 shares subject to warrants owned by Mrs. Carol R. Shepherd which are exercisable within 60 days, as to which Mr. Shepherd disclaims beneficial ownership, (ix) 50,000 shares subject to the Company's Series B Convertible Subordinated Debentures owned by Mr. Jason Tunick, his son, which are convertible within 60 days, as to which Mr. Shepherd disclaims beneficial ownership,
	 (x) 25,000 shares subject to warrants owned by Mr. Jason Tunick which are exercisable within 60 days, as to which Mr. Shepherd disclaims beneficial ownership, and (xi) 312,500 shares subject to the Company's Series C Convertible Subordinated Debentures owned by Mr. Herman R. Shepherd and Mrs. Carol R. Shepherd, his father and mother, which are
	 convertible within 60 days, as to which Mr. Shepherd disclaims beneficial ownership.

  (6) Includes (i) 10,000 shares subject to options which are exercisable within 60 days, (ii) 100,000 shares subject to the Company's Series
       B Convertible Subordinated Debentures which are convertible within 60 days, and (iii) 50,000 shares subject to warrants which are exercisable within 60 days, (iv) 50,000 shares subject to the Company's
       Series B Convertible Subordinated Debentures owned by Mrs. Glenn E. Thyne, his wife, which are convertible within 60 days, as to which Mr. Thyne disclaims beneficial ownership, and (v) 25,000 shares subject to warrants owned by Mrs. Glenn E. Thyne which are exercisable within 60 days, as to which Mr. Thyne disclaims beneficial ownership.

  (7) Includes 4,000 shares subject to options which are exercisable within 60 days.

  (8) Includes (i) 10,000 shares subject to options which are exercisable within 60 days, (ii) 50,000 shares subject to the Company's Series B Convertible Subordinated Debentures, owned jointly with his wife,
	 Leslie Patlin, which are convertible within 60 days, and (iii) 25,000 shares subject to warrants which are exercisable within 60 days.

  (9) Includes (i) 25,000 shares subject to options which are exercisable within 60 days.

  (10) Includes (i) 184,000 shares subject to options which are exercisable within 60 days, (ii) 8000,000 shares subject to the Company's Series
       B Convertible Subordinated Debentures which are convertible within 60 days, (iii) 762,500 shares subject to warrants which are exercisable within 60 days, and (iv) 315,500 shares subject to the Company's
       Series C Convertible Subordinated Debentures which are convertible within 60 days.

There are no arrangements known to the Company the operation of which may at a subsequent date result in a change in control of the Company.


                                PROPOSAL NO. 2

                        APPROVAL OF INDEPENDENT AUDITORS

     Subject to approval of the Company's shareholders, the Board of Directors has decided that PricewaterhouseCoopers LLP, which firm has been the independent certified public accountants of the Company for the fiscal year ended January 31, 2002, be continued as independent accountants for the Company. The shareholders are being asked to approve the Board's decision to retain PricewaterhouseCoopers LLP for the fiscal year ending January 31, 2003.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting and will have the opportunity to make a statement if he desires to do so and to respond to appropriate questions from shareholders.

ACCOUNTANT'S FEES

   For the fiscal year ended January 31, 2002, fees for services provided by PricewaterhouseCoopers LLP are categorized as follows:

       (a) Audit Fees. For the fiscal year ended January 31, 2002 the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and for the reviews of the Company's quarterly financial statements was $80,600.00.
       (b) Financial Information Systems Design and Implementation Fees. For the fiscal year ended January 31,2002, no work performed by the Company's principal independent accountant for financial information systems design and implementation and, therefore, no fees were incurred for this category of service.
       (c) All Other Fees. For the fiscal year ended January 31, 2002 the aggregate fees billed for services rendered other than the services covered in paragraphs (a) and (b) above was $8,405.00.

   The Audit Committee of the Board of Directors considers the provision of the services covered in paragraph (b) and (c) above, and the fees paid therefore, to be compatible with maintaining PricewaterhouseCoopers LLP's independence.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING JANUARY 31, 2003.



                               ANNUAL REPORT

     A copy of the Company's Annual Report for the fiscal year ended
January 31, 2002 was mailed to the Company's shareholders on June 28, 2002 and July 1, 2002, respectively, and does not constitute a part of the proxy solicitation materials. Financial statements of the Company are contained in the Annual Report and are incorporated herein by reference.


     ANY PERSON FROM WHOM PROXIES FOR THIS MEETING ARE SOLICITED MAY OBTAIN FROM THE COMPANY, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT
TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB FOR THE
FISCAL YEAR ENDED JANUARY 31, 2002, INCLUDING THE FINANCIAL STATEMENTS THEREIN, BY WRITTEN REQUEST ADDRESSED TO WILLIAM J. THYNE, SECRETARY, LINCOLN LOGS LTD., 5 RIVERSIDE DRIVE, CHESTERTOWN, NEW YORK 12817.
ANY SUCH REQUEST FROM A BENEFICIAL OWNER OF STOCK NOT REGISTERED IN HIS NAME MUST CONFIRM THAT HE/SHE WAS A BENEFICIAL OWNER OF SUCH STOCK ON JUNE 24, 2002.


                             SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the next annual meeting of shareholders to be held in 2003 must have been received by the Company at 5 Riverside Drive, Chestertown, New York 12817 on or before March 15, 2003.